Exhibit 10.9

EXECUTION VERSION

THIRD AMENDMENT TO CREDIT AGREEMENT
THIS THIRD AMENDMENT TO CREDIT AGREEMENT (this “Agreement”) dated as of May 9, 2018 (the “Third Amendment Effective Date”) is entered into among OWENS & MINOR DISTRIBUTION, INC., a Virginia corporation (“Distribution”), OWENS & MINOR MEDICAL, INC., a Virginia corporation (“Medical”), BARISTA ACQUISITION I, LLC, a Virginia limited liability company (“Barista I”), BARISTA ACQUISITION II, LLC, a Virginia limited liability company (“Barista II”), O&M HALYARD, INC., a Virginia corporation (“O&M Halyard”; O&M Halyard, together with Distribution, Medical, Barista I, and Barista II, collectively the “Borrowers”), OWENS & MINOR, INC., a Virginia corporation (the “Parent”), the Banks party hereto, WELLS FARGO BANK, N.A., as administrative agent for the Pro Rata Facilities (in such capacity, the “Administrative Agent”), and BANK OF AMERICA, N.A., as administrative agent for the Term B Facility (in such capacity, the “Term B Facility Agent”) and as collateral agent for the Secured Parties (in such capacity, the “Collateral Agent”). All capitalized terms used herein and not otherwise defined herein shall have the meanings given to such terms in the Existing Credit Agreement (as defined below) or the Amended Credit Agreement (as defined below), as applicable.
RECITALS
WHEREAS, the Borrowers, the Guarantors party thereto, the Banks from time to time party thereto, Wells Fargo Bank, N.A., as the Administrative Agent, and Bank of America, N.A., as the Term B Facility Agent and the Collateral Agent, have entered into that certain Credit Agreement dated as of July 27, 2017 (as amended, modified, extended, restated, replaced, or supplemented prior to the Third Amendment Effective Date, the “Existing Credit Agreement”);
WHEREAS, the Parent and the Borrowers have requested an increase in the amount of the Term B Facility in the form of additional Term B Loans in an aggregate principal amount of $245,750,000 to be advanced on the Third Amendment Effective Date; and
WHEREAS, the Parent and the Borrowers have requested that the Banks, the Administrative Agent, the Term B Facility Agent and the Collateral Agent amend the Existing Credit Agreement as set forth below (the Existing Credit Agreement, as amended by this Agreement, the “Amended Credit Agreement”).
NOW, THEREFORE, in consideration of the premises and the mutual covenants contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:
1.    Amendments.
(a)    Clause (b) in the definition of “Applicable Percentage” in Section 1.1 of the Existing Credit Agreement is hereby amended to read as follows:
(b)    with respect to the Term B Loans, 3.50% per annum with respect to Term B Loans that are Base Rate Loans, and 4.50% per annum with respect to Term B Loans that are Eurocurrency Rate Loans; and
(b)    The definition of “Revolving Termination Date” in Section 1.1 of the Existing Credit Agreement is hereby amended to read as follows:
“Revolving Termination Date” means, with respect to each Bank, the earlier of (a) July 27, 2022, as such date may be extended from time to time with respect to such Bank

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pursuant to Section 2.11; provided, that if payment in full of all outstanding amounts owing under the 2021 Notes has not occurred on the date that is ninety-one (91) days prior to the 2021 Notes Maturity Date, the Revolving Termination Date shall automatically be deemed to be the date that is ninety-one (91) days prior to the 2021 Notes Maturity Date; provided, further, that, in each case, if such date is not a Business Day, the Revolving Termination Date shall be the next preceding Business Day; and (b) the date on which the Aggregate Revolving Committed Amount terminates in accordance with the provisions of this Credit Agreement.
(c)    The definition of “Term B Commitment” in Section 1.1 of the Existing Credit Agreement is hereby amended to read as follows:
“Term B Commitment” means, as to each Bank, the Second Amendment Effective Date Term B Commitment of such Bank, and/or the Third Amendment Effective Date Term B Commitment of such Bank, as the context may require.
(d)    The second sentence of the definition of “Term B Commitment Percentage” in Section 1.1 of the Existing Credit Agreement is hereby amended to read as follows:
The Term B Commitment Percentage of each Bank on the Third Amendment Effective Date is set forth on Schedule 2.1.
(e)    The definition of “Term B Facility” in Section 1.1 of the Existing Credit Agreement is hereby amended to read as follows:
“Term B Facility” means, at any time, the sum of (a) the aggregate principal amount of the Term B Loans advanced on the Second Amendment Effective Date pursuant to Section 2.1(d)(iii)(A) of all Banks outstanding at such time plus (b) the aggregate principal amount of the Term B Loans advanced on the Third Amendment Effective Date pursuant to the Third Amendment and Section 2.1(d)(iii)(B) of all Banks outstanding at such time.
(f)    The definition of “Term B Facility Termination Date” in Section 1.1 of the Existing Credit Agreement is hereby amended to read as follows:
“Term B Facility Termination Date” means April 30, 2025; provided that if any Relevant Notes Maturity Event shall have occurred, the Term B Facility Termination Date shall automatically be deemed to be the date of such Relevant Notes Maturity Event; provided, further, that, in each case, if such date is not a Business Day, the Term B Facility Termination Date shall be the next preceding Business Day.
(g)    The reference to “the Term B Commitment” in the definition of “Term Commitment” in Section 1.1 of the Existing Credit Agreement is hereby amended to read “a Term B Commitment”.
(h)    The definition of “Term Facilities Termination Date” in Section 1.1 of the Existing Credit Agreement is hereby amended to read (and re-alphabetized as appropriate) as follows:
“Term A Facilities Termination Date” means July 27, 2022; provided that if payment in full of all outstanding amounts owing under the 2021 Notes has not occurred on the date that is ninety-one (91) days prior to the 2021 Notes Maturity Date, the Term A Facilities Termination Date shall automatically be deemed to be the date that is ninety-one (91) days

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prior to the 2021 Notes Maturity Date; provided, further, that, in each case, if such date is not a Business Day, the Term A Facilities Termination Date shall be the next preceding Business Day.
(i)    Each usage of the defined term “Term Facilities Termination Date” in the Credit Documents (including without limitation in Section 1.1 and Section 2.4 of the Existing Credit Agreement) is hereby amended to read “Term A Facilities Termination Date”.
(j)    The following definitions are hereby added to Section 1.1 of the Existing Credit Agreement in the appropriate alphabetical order:
“2021 Notes Maturity Date” means September 15, 2021.
“2024 Notes Maturity Date” means December 15, 2024.
“Relevant Notes Maturity Event” means the occurrence of any of the following: (a) as of the date that is ninety-one (91) days prior to the 2021 Notes Maturity Date, all outstanding amounts owing under the 2021 Notes shall not have been paid in full or (b) as of the date that is ninety-one (91) days prior to the 2024 Notes Maturity Date, all outstanding amounts owing under the 2024 Notes shall not have been paid in full.
“Second Amendment Effective Date Term B Commitment” means, as to each Bank, the commitment of such Bank to make a Term B Loan on the Second Amendment Effective Date, in the aggregate principal amount set forth opposite such Bank’s name under the heading “Second Amendment Effective Date Term B Commitment” on Schedule 2.1. The aggregate amount of the Second Amendment Effective Date Term B Commitments of all of the Banks on the Second Amendment Effective Date was $254,250,000.
“Third Amendment” means that certain Third Amendment to Credit Agreement, dated as of the Third Amendment Effective Date, among Distribution, Medical, Barista I, Barista II, O&M Halyard, the Parent, the Banks party thereto, the Administrative Agent, the Term B Facility Agent and the Collateral Agent.
“Third Amendment Effective Date” means May 9, 2018.
“Third Amendment Effective Date Term B Commitment” means, as to each Bank, the commitment of such Bank to make a Term B Loan on the Third Amendment Effective Date, in the aggregate principal amount set forth opposite such Bank’s name under the heading “Third Amendment Effective Date Term B Commitment” on Schedule 2.1. The aggregate amount of the Third Amendment Effective Date Term B Commitments of all of the Banks to be advanced on the Third Amendment Effective Date pursuant to Section 2.1(d)(iii)(B) is $245,750,000.
(k)    The following definition is hereby deleted from Section 1.1 of the Existing Credit Agreement: Term B Facility Increase Effective Date.
(l)    Section 2.1(d)(iii) of the Existing Credit Agreement is hereby amended to read as follows:

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(iii)    Term B Commitments. On: (A) the Second Amendment Effective Date, subject to the terms and conditions hereof, each Term B Bank with a Second Amendment Effective Date Term B Commitment severally made a Term B Loan to O&M Halyard in Dollars in one (1) advance in an aggregate amount not to exceed such Term B Bank’s Second Amendment Effective Date Term B Commitment, which Borrowing consisted of Term B Loans made simultaneously by the Term B Banks with Second Amendment Effective Date Term B Commitments in accordance with their respective Second Amendment Effective Date Term B Commitments; and (B) the Third Amendment Effective Date, subject to the terms and conditions hereof, each Term B Bank with a Third Amendment Effective Date Term B Commitment severally agrees to make a Term B Loan to O&M Halyard in Dollars in one (1) advance in an aggregate amount not to exceed such Term B Bank’s Third Amendment Effective Date Term B Commitment, such Borrowing to consist of Term B Loans made simultaneously by the Term B Banks with Third Amendment Effective Date Term B Commitments in accordance with their respective Third Amendment Effective Date Term B Commitments. Term B Loans repaid or prepaid may not be reborrowed. Term B Loans may consist of Base Rate Loans or Eurocurrency Rate Loans (or a combination thereof), as the Borrower Representative may request.
(m)    The heading in the right column of the table set forth in Section 2.4(b)(iii) of the Existing Credit Agreement is hereby amended to read as follows:
Principal Amortization Payment (% of Aggregate Original Principal Amount of Term B Loans Advanced on the Second Amendment Effective Date plus Aggregate Original Principal Amount of Term B Loans Advanced on the Third Amendment Effective Date)
(n)    Section 2.10(b)(xi) of the Existing Credit Agreement is hereby amended to read as follows:
(xi)    the Applicable Percentage for the Incremental Term Loans under such Incremental Term Facility shall be as set forth in the Incremental Term Joinder Agreement relating to such Incremental Term Facility; provided that with respect to any Incremental Term Loans incurred under such Incremental Term Facility, if the All-In-Yield on such Incremental Term Loans exceeds the All-In-Yield on the Term B Loans by more than fifty basis points (0.50%) per annum, then the Applicable Percentage payable with respect to the Term B Loans shall on the effective date of such Incremental Term Facility be increased by an amount equal to the difference between the All-In-Yield on such Incremental Term Loans and the corresponding All-In-Yield on the Term B Loans minus fifty basis points (0.50%); and
(o)    Section 2.15 of the Existing Credit Agreement is hereby deleted.
(p)    Section 3.3(d) of the Existing Credit Agreement is hereby amended to read as follows:
(d)    The aggregate Second Amendment Effective Date Term B Commitments were automatically and permanently reduced to zero upon the Borrowing of Term B Loans pursuant to Section 2.1(d)(iii)(A) on the Second Amendment Effective Date. The aggregate Third Amendment Effective Date Term B Commitments shall be automatically and

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permanently reduced to zero upon the Borrowing of Term B Loans pursuant to Section 2.1(d)(iii)(B) on the Third Amendment Effective Date.
(q)    The reference to “six (6) months” in Section 3.4(c) of the Existing Credit Agreement is hereby amended to read “twelve (12) months”.
(r)    Section 6.18(a) of the Existing Credit Agreement is hereby amended to replace each reference to “Term B Facility Increase Effective Date” with “Third Amendment Effective Date”.
(s)    Section 8.1(j) of the Existing Credit Agreement is hereby amended to read as follows:
(j)    other secured Indebtedness of any member of the Consolidated Group; provided that the aggregate principal amount of all such Indebtedness at any one time outstanding shall not exceed an amount equal to the greater of (i) $50,000,000 and (ii) 15% of Consolidated EBITDA (determined as of the end of the most recent fiscal quarter of the Parent for which financial statements have been delivered pursuant to Section 7.1(a) or (b)); provided, further, that, if any such Indebtedness is secured on an equal priority basis with the Liens on the Collateral securing the Obligations, then such Indebtedness shall be subject to Section 2.10(b)(xi) as if such Indebtedness was Incremental Term Loans;

(t)    Section 9.1(c)(ii) of the Existing Credit Agreement is hereby amended to read as follows:
(ii)    default in the due performance or observance of any of the financial covenants contained in Section 7.10 and the continuance thereof for a period of 15 days after knowledge thereof by a Responsible Officer of the Borrower Representative (but in no event later than 15 days after the date by which the Borrower Representative is required to deliver annual or quarterly financial statements in accordance with Sections 7.1(a) and (b), as appropriate) without the Borrower Representative having obtained an effective waiver hereunder (provided that, notwithstanding the foregoing, the failure to observe or perform the covenant set forth in Section 7.10(b) shall not in and of itself constitute an Event of Default with respect to the Term B Facility unless the Required Financial Covenant Banks have accelerated the Loans (other than the Term B Loans) and related Obligations then outstanding as a result of such breach and such declaration has not been rescinded on or before the date on which the Term B Banks declare an Event of Default in connection therewith), or

(u)    The initial paragraph of Section 9.2 of the Existing Credit Agreement is hereby amended to read as follows:
Upon the occurrence of an Event of Default, and at any time thereafter unless and until such Event of Default has been waived by the requisite Banks (pursuant to the voting procedures in Section 11.6) or cured to the satisfaction of the requisite Banks (pursuant to the voting procedures in Section 11.6), the Administrative Agent may, and upon the request and direction of the Required Banks (or, in the case of any Event of Default arising from a breach of Section 7.10(b), shall, at the request of, or may, with the consent of, the Required Financial Covenant Banks and only with respect to the Loans (other than the Term B Loans) and Obligations relating thereto) shall, by written notice to the Borrower Representative take any of the following actions without prejudice to the rights of any Agent or any Bank

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to enforce its claims against the Credit Parties, except as otherwise specifically provided for herein:
(v)    The “and” at the end of Section 11.6(f) is hereby deleted, the “.” at the end of Section 11.6(g) is hereby amended to “; and” and a new Section 11.6(h) is hereby added to the Existing Credit Agreement to read as follows:
(h)    without the consent of the Required Financial Covenant Banks, no amendment, waiver or consent shall amend, change, waive, discharge or terminate (i) clause (L) of the last paragraph of this Section 11.6, or (ii) this Section 11.6(h).
(w)    Clause (L) in the last paragraph of Section 11.6 of the Existing Credit Agreement is hereby amended to read as follows:
(L) any amendment, waiver or consent with respect to (1) Section 7.10(b) (or any defined terms as and to the extent used therein, but not to the extent that such terms are used in any other provision of this Credit Agreement or any other Credit Document), (2) clause (c) of the definition of “Applicable Percentage” (or any defined terms as and to the extent used therein, but not to the extent that such terms are used in any other provision of this Credit Agreement or any other Credit Document) for the purpose of reducing the rate of interest on Loans under the Pro Rata Facilities, (3) the proviso to Section 9.1(c)(ii) or (4) the parenthetical provisions referencing Section 7.10 in Section 9.2, in each case, shall not require the consent of the Required Banks but shall be effective if, and only if, signed by the Required Financial Covenant Banks (or, in the case any amendment to clause (c) of the definition of “Applicable Percentage” referenced in clause (L)(2) above, the consent of each Revolving Bank affected thereby), the Credit Parties and the Administrative Agent;
(x)    Clause (M) in the last paragraph of Section 11.6 of the Existing Credit Agreement is hereby deleted, clause (N) in the last paragraph of Section 11.6 of the Existing Credit Agreement is hereby re-numbered as clause (M), and clause (O) in the last paragraph of Section 11.6 of the Existing Credit Agreement is hereby re-numbered as clause (N).
(y)    The “Term B Committed Amount” and “Term B Commitment Percentage” columns set forth in the table on Schedule 2.1 to the Existing Credit Agreement are hereby replaced with the “Second Amendment Effective Date Term B Commitment”, “Third Amendment Effective Date Term B Commitment” and “Term B Commitment Percentage” columns in the table set forth on Schedule 2.1 attached hereto.
2.    Funding of Term B Loans on the Third Amendment Effective Date. On the Third Amendment Effective Date, subject to the terms and conditions of this Agreement and the Amended Credit Agreement, each Term B Bank with a Third Amendment Effective Date Term B Commitment severally agrees to make a Term B Loan to O&M Halyard in Dollars in one (1) advance in an aggregate amount not to exceed such Term B Bank’s Third Amendment Effective Date Term B Commitment, such Borrowing to consist of Term B Loans made simultaneously by the Term B Banks with Third Amendment Effective Date Term B Commitments in accordance with their respective Third Amendment Effective Date Term B Commitments.
3.    Conditions Precedent. This Agreement shall become effective upon satisfaction of the following conditions precedent:

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(a)    receipt by the Administrative Agent and the Term B Facility Agent of counterparts of this Agreement properly executed by a Responsible Officer of each Credit Party, the Required Banks, the Required Term B Banks, each Bank with a Third Amendment Effective Date Term B Commitment, the Administrative Agent, the Term B Facility Agent and the Collateral Agent;
(b)    receipt by the Administrative Agent and the Term B Facility Agent of counterparts of opinions of counsel for the Credit Parties relating to this Agreement and the transactions contemplated herein;
(c)    receipt by the Administrative Agent and the Term B Facility Agent of (i) a certificate of the Borrower Representative dated as of the Third Amendment Effective Date and signed by a Responsible Officer of the Borrower Representative certifying that, before and after giving effect to Borrowing of Term B Loans on the Third Amendment Effective Date, (A) the representations and warranties made by the Credit Parties in the Amended Credit Agreement and in the other Credit Documents or which are contained in any certificate furnished at any time under or in connection therewith are true and correct in all material respects on and as of the Third Amendment Effective Date as if made on and as of the Third Amendment Effective Date (except (x) for those which expressly relate to an earlier date, in which case they shall be true and correct in all material respects on and as of such earlier date, and (y) to the extent any such representation and warranty is qualified by materiality or reference to Material Adverse Effect, in which case, such representation and warranty shall be true and correct in all respects), and (B) no Default or Event of Default exists, and (ii) a certificate of each Credit Party dated as of the Third Amendment Effective Date and signed by a Responsible Officer of each Credit Party certifying and attaching the resolutions adopted by such Credit Party approving or consenting to the Borrowing of the Term B Loans on the Third Amendment Effective Date;
(d)    receipt by the Term B Facility Agent of a Notice of Loan Borrowing with respect to the Borrowing of Term B Loans to be advanced on the Third Amendment Effective Date;
(e)    simultaneously with the Borrowing of Term B Loans on the Third Amendment Effective Date, the Borrowers shall prepay all Revolving Loans outstanding on the Third Amendment Effective Date with the proceeds of such Term B Loans; and
(f)    all fees of the Arrangers, the Administrative Agent, the Term B Facility Agent, the Collateral Agent and the Banks required to be paid on the Third Amendment Effective Date have been paid.
4.    Expenses. The Credit Parties agree to reimburse the Administrative Agent, the Term B Facility Agent and the Collateral Agent for all reasonable and documented out-of-pocket costs and expenses of the Administrative Agent, the Term B Facility Agent and the Collateral Agent in connection with the preparation, execution and delivery of this Agreement, including without limitation the reasonable documented fees and expenses of Moore & Van Allen PLLC.
5.    Miscellaneous.
(a)    The Existing Credit Agreement and the obligations of the Credit Parties thereunder and under the other Credit Documents, are hereby ratified and confirmed and shall remain in full force and effect according to their terms. This Agreement shall constitute a Credit Document.

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(b)    Each Guarantor (i) acknowledges and consents to all of the terms and conditions of this Agreement, (ii) affirms all of its obligations under the Credit Documents, and (iii) agrees that this Agreement and all documents executed in connection herewith do not operate to reduce or discharge its obligations under the Existing Credit Agreement or the other Credit Documents.
(c)    Each Credit Party hereby represents and warrants as follows: (i) such Credit Party has taken all necessary corporate or other organizational action to authorize the execution, delivery and performance of this Agreement; (ii) this Agreement has been duly executed and delivered by such Credit Party and constitutes the legal, valid and binding obligation of such Credit Party, enforceable against such Credit Party in accordance with its terms, except as may be limited by bankruptcy or insolvency laws or similar laws affecting creditors’ rights generally or by general equitable principles; and (iii) no consent, approval, authorization or order of, or filing, registration or qualification with, any Governmental Authority or any other Person is necessary or required in connection with the execution, delivery or performance by such Credit Party of this Agreement (or, if required, such consent, approval and authorization has been obtained).
(d)    The Credit Parties represent and warrant that, after giving effect to this Agreement and the Borrowing of Term B Loans on the Third Amendment Effective Date, (i) the representations and warranties made by the Credit Parties in the Amended Credit Agreement and in the other Credit Documents and which are contained in any certificate furnished at any time under or in connection therewith are true and correct in all material respects on and as of the date hereof as if made on and as of such date (except (A) for those which expressly relate to an earlier date, in which case they were true and correct as of such earlier date, and (B) to the extent any such representation and warranty is qualified by materiality or reference to Material Adverse Effect, in which case, such representation and warranty is true and correct in all respects), and (ii) no Default or Event of Default has occurred and is continuing.
(e)    This Agreement may be executed in any number of counterparts, each of which when so executed and delivered shall be an original, but all of which shall constitute one and the same instrument. It shall not be necessary in making proof of this Agreement to produce or account for more than one such counterpart for each of the parties hereto. Delivery by facsimile by any of the parties hereto of an executed counterpart of this Agreement shall be as effective as an original executed counterpart hereof and shall be deemed a representation that an original executed counterpart hereof will be delivered.
(f)    THIS AGREEMENT AND ANY CLAIMS, CONTROVERSY, DISPUTE OR CAUSE OF ACTION (WHETHER IN CONTRACT OR TORT OR OTHERWISE) BASED UPON, ARISING OUT OF OR RELATING TO THIS AGREEMENT AND THE TRANSACTIONS CONTEMPLATED HEREBY SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.
[Signature Pages Follow]

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Each of the parties hereto has caused a counterpart of this Agreement to be duly executed and delivered as of the date first above written.
BORROWERS:                    OWENS & MINOR DISTRIBUTION, INC.,
a Virginia corporation
By:
Name:
Title:
OWENS & MINOR MEDICAL, INC.,
a Virginia corporation
By:
Name:
Title:
BARISTA ACQUISITION I, LLC,
a Virginia limited liability company
By:
Name:
Title:
BARISTA ACQUISITION II, LLC,
a Virginia limited liability company
By:
Name:
Title:
O&M HALYARD, INC.,
a Virginia corporation
By:
Name:
Title:
GUARANTORS:                OWENS & MINOR, INC.,
a Virginia corporation
By:
Name:
Title:

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ADMINISTRATIVE AGENT:	WELLS FARGO BANK, N.A., in its capacity as Administrative Agent
By:
Name:
Title:

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TERM B FACILITY AGENT AND

COLLATERAL AGENT:	BANK OF AMERICA, N.A., in its capacity as Term B Facility Agent and as Collateral Agent
By:
Name:
Title:

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BANKS:	WELLS FARGO BANK, N.A., in its capacity as a Bank, Issuing Bank and the Swingline Bank
By:
Name:
Title:

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BANK OF AMERICA, N.A.,
in its capacity as a Bank and an Issuing Bank
By:
Name:
Title:

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JPMORGAN CHASE BANK, N.A.,
in its capacity as a Bank and an Issuing Bank
By:
Name:
Title:

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SUNTRUST BANK,
in its capacity as a Bank
By:
Name:
Title:

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PNC BANK, NATIONAL ASSOCIATION,
in its capacity as a Bank
By:
Name:
Title:

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U.S. BANK NATIONAL ASSOCIATION,
in its capacity as a Bank
By:
Name:
Title:

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MUFG BANK, LTD., FORMERLY KNOWN AS THE BANK OF TOKYO-MITSUBISHI UFJ, LTD.,
in its capacity as a Bank
By:
Name:
Title:
By:
Name:
Title:

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BRANCH BANKING & TRUST COMPANY,
in its capacity as a Bank
By:
Name:
Title:

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CITIBANK, N.A.,
in its capacity as a Bank
By:
Name:
Title:

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HSBC BANK USA, NATIONAL ASSOCIATION,
in its capacity as a Bank
By:
Name:
Title:

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Schedule 2.1

Bank	Second Amendment Effective Date Term B Commitment	Third Amendment Effective Date Term B Commitment	Term B Commitment Percentage
Bank of America, N.A.	$254,250,000.00	$245,750,000.00	100.000000000%
Wells Fargo Bank, N.A.	$0.00	$0.00	0.000000000%
JPMorgan Chase Bank, N.A.	$0.00	$0.00	0.000000000%
SunTrust Bank	$0.00	$0.00	0.000000000%
PNC Bank, National Association	$0.00	$0.00	0.000000000%
U.S. Bank National Association	$0.00	$0.00	0.000000000%
MUFG Bank, Ltd.	$0.00	$0.00	0.000000000%
Branch Banking& Trust Company	$0.00	$0.00	0.000000000%
Citibank, N.A.	$0.00	$0.00	0.000000000%
HSBC Bank USA, National Association	$0.00	$0.00	0.000000000%
Total:	$254,250,000.00	$245,750,000.00	100.000000000%

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